UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

May 4, 2005
Date of Report (Date of earliest event reported)

Energy & Engine Technology Corporation
(Exact name of registrant as specified in its charter)

Nevada	0-32129	88-0471842
(State or other jurisdiction of incorporation	(Commission File Number	(IRS Employer Identification No.)

5308 West Plano Parkway
Plano, TX 75093
(Address of principal executive offices)

(972) 732-6360
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Pro Forma financial information.

The pro forma financial information which gives effect to the acquisition of the assets of Anchor Manufacturing (A Division of Anchor Tampa, Inc.) is included herein.

(b)	Financial Statements of the businesses acquired.

The financial statements of Anchor Manufacturing (A Division of Anchor Tampa, Inc.) for the years ended March 31, 2005 and 2004 are included herein.

(c)	Exhibits.

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2005

ENERGY & ENGINE TECHNOLOGY CORPORATION

By:	/s/ Jolie G. Kahn

Jolie G. Kahn
Secretary

TABLE OF CONTENTS

ENERGY & ENGINE TECHNOLOGY CORPORATION AND SUBSIDIARIES
ANCHOR MANUFACTURING (A DIVISION OF ANCHOR TAMPA, INC.)

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 2005

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004 AND
THE THREE MONTHS ENDED MARCH 31, 2005

The following unaudited pro forma condensed consolidated balance sheet aggregates the condensed consolidated balance sheets of Energy & Engine Technology Corporation and subsidiaries ("EENT"), as of March 31, 2005, and the balance sheet of the Anchor Manufacturing (A Division of Anchor Tampa, Inc.) ("Anchor") as of March 31, 2005, and gives effect to the acquisition transaction which occurred effective as of May 1, 2005. The accounting for the transaction is more fully described in Note 1 to the pro forma financial statements.

The following unaudited pro forma condensed consolidated statements of operations combine the results of operations of EENT and its subsidiaries for the year ended December 31, 2004 and the three months ended March 31, 2005 respectively and the statement of operations for Anchor for the year ended March 31, 2005 and the three months ended March 31, 2005, as if the acquisition had occurred as of the beginning of each period.

EENT’s Pro Forma statement of operations for the year ended March 31, 2005 includes Anchor sales of $246,755 and net loss of $29,130 which is also included in EENT’s pro-forma statement of operations for the three months ended March 31, 2005.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the separate historical audited financial statements of EENT as filed on Form 10-KSB for the year ended December 31, 2004, the unaudited financial statements of EENT as filed on Form 10-QSB for the three months ended March 31, 2005 and the audited financial statements for Anchor appearing elsewhere in this Form 8-K/A for the year ended March 31, 2005. These pro forma financial statements are not necessarily indicative of the consolidated financial position, had the acquisition occurred on the date indicated above, or the statements of operations which might have existed for the periods indicated or statements of operations as they may be in the future.

ENERGY & ENGINE TECHNOLOGY CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
BALANCE SHEET
March 31, 2005

ASSETS

	EENT	Anchor	Pro Forma Adjustments			Balance
CURRENT ASSETS

Cash and cash equivalents	$12,898	$--	$--	(a	)	$12,898
Accounts receivable	35,393	95,216	(95,216)	(f	)	35,393
Inventories	555,774	298,347	16,653	(k	)	870,774
Prepaid expenses and other current assets	142,306	135	(37,500)	(j	)	104,806
			(135)	(f	)

Total Current Assets	746,371	393,698	(116,198)			1,023,871

PROPERTY AND EQUIPMENT, Net	252,924	36,092	87,645	(k	)	376,661

OTHER ASSETS

Intangible assets, net	716,790	--	281,195	(c	)	997,985
Goodwill	146,518	50,000	230,068	(c	)	376,586
			(50,000)	(f	)

TOTAL ASSETS	$1,862,603	$479,790	$432,710			$2,775,103

See notes to the unaudited pro forma condensed consolidated financial statements.

ENERGY & ENGINE TECHNOLOGY CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
BALANCE SHEET
March 31, 2005

LIABILITIES AND STOCKHOLDERS' EQUITY
	EENT	Anchor	Pro Forma Adjustments			Balance
CURRENT LIABILITIES

Accounts payable and accrued expenses	$718,774	$66,477	$(66,477)	(f	)	$718,774
Accrued expenses officers	321,788	--	--			321,788
Intercompany payable - Anchor Tampa	--	855,639	(855,639)	(f	)	--
Warranty payable	--	--	25,000	(i	)	25,000
Purchase money note	--	--	137,500	(i	)	137,500
Convertible note payable	--	--	550,000	(a	)	550,000
Note payable, current portion	--	59,404	(59,404)	(f	)	--
Convertible debentures payable, net of discount of $161,414	287,586	--	--			287,586
Notes payable stockholders, net of debt discount of $35,625	327,375	--	--			327,375

Total Current Liabilities	1,655,523	981,520	(269,020)			2,368,023

OTHER LIABILITIES

Note payable, less current portion	--	83,778	(83,778)	(f	)	--

TOTAL LIABILITIES	1,655,523	1,065,298	(352,798)			2,368,023

STOCKHOLDERS' EQUITY

Common stock, $.001 par value, 280,000,000 shares authorized and 124,093,577 shares issued and outstanding	121,390	--	2,703	(h	)	124,093
Additional paid-in capital	13,700,107	--	197,297	(h	)	13,897,404
Accumulated Deficit	(13,536,417)	(585,508)	585,508	(d	)	(13,536,417)
Treasury stock (600,000 shares at cost)	(78,000)	--	-			(78,000)

TOTAL STOCKHOLDERS' EQUITY	207,080	(585,508)	785,508			407,080

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,862,603	$479,790	$432,710			$2,775,103

See notes to the unaudited pro forma condensed consolidated financial statements.

ENERGY & ENGINE TECHNOLOGY CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
Three Months Ended March 31, 2005

	EENT	Anchor	Pro Forma Adjustments			Balance
SALES	$162,145	$211,965	$--			$374,110
EENT Sales	--	34,790	(34,790)	(g	)	--
NET SALES	162,145	246,755	(34,790)			374,110

COST OF SALES	129,311	189,487	(34,790)	(g	)	284,008

GROSS PROFIT	32,834	57,268	--			90,102

OPERATING EXPENSES
Selling, general and administrative expenses	675,078	84,184	6,187	(l	)	783,024
			17,575	(m	)
Stock based compensation	30,500	--	--			30,500

TOTAL OPERATING EXPENSES	705,578	84,184	23,762			813,524

OPERATING LOSS	(672,744)	(26,916)	(23,762)			(723,422)

OTHER (EXPENSE)
Interest expense	(181,968)		(68,750)	(b	)	(253,468)
		(2,214)	2,214	(e	)
			(2,750)	(n	)

TOTAL OTHER (EXPENSE)	(181,968)	(2,214)	(69,286)			(253,468)

LOSS FROM CONTINUING OPERATIONS	(854,712)	(29,130)	(93,048)			(976,890)

NET LOSS PER COMMON SHARE:	$(0.01)	--	--			$(0.01)
Basic and Diluted
Weighted Average Common Shares Outstanding	120,699,228		2,702,703	(h	)	123,401,931

See notes to the unaudited pro forma condensed consolidated financial statements.

ENERGY & ENGINE TECHNOLOGY CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004 for EENT and the Year Ended March 31, 2005 for Anchor

	EENT	Anchor	Pro Forma Adjustments			Balance
SALES	$207,165	$877,280	$--			$1,084,445
EENT Sales	--	51,541	(51,541)	(g	)	--

NET SALES	207,165	928,821	(51,541)			1,084,445

COST OF SALES	242,942	756,856	(51,541)	(g	)	948,257

GROSS PROFIT / (LOSS)	(35,777)	171,965	--			136,188

OPERATING EXPENSES
Selling, general and administrative expenses	1,969,982	353,577	24,747	(l	)	2,418,605
			70,299	(m	)
Stock based compensation	1,882,566	--	--			1,882,566

TOTAL OPERATING EXPENSES	3,852,548	353,577	95,046			4,301,171

OPERATING LOSS	(3,888,325)	(181,612)	(95,046)			(4,164,983)

OTHER (EXPENSE)
Interest expense	(1,689,305)	(9,127)	(275,000)	(b	)	(1,975,305)
			9,127	(e	)
			(11,000)	(n	)

TOTAL OTHER (EXPENSE)	(1,689,305)	(9,127)	(276,873)			(1,975,305)

NET LOSS FROM CONTINUING OPERATIONS	(5,577,630)	(190,739)	(371,919)			(6,140,288)

NET LOSS PER COMMON SHARE:	$(0.05)	$--	$--			$(0.06)
Basic and Diluted
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	104,731,738		2,702,703	(h	)	107,434,441

See notes to the unaudited pro forma condensed consolidated financial statements.

ENERGY & ENGINE TECHNOLOGY CORPORATION AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 - ACQUISITION

On February 8, 2005, EENT entered into a binding letter of intent with Anchor Tampa, Inc. to purchase assets of its Anchor Manufacturing business for $950,000. The letter of intent required a $37,500 non-refundable deposit paid by EENT as of March 31, 2005, with closing set to occur on or before April 30, 2005. The closing occurred on May 3, 2005, effective as of May 1, 2005. The $912,500 balance of the purchase price was paid as follows: $200,000 in Common Stock (2,702,703 shares), $550,000 in cash, $25,000 in price reduction for assumption of warranty claims and $137,500 in a purchase money note due on the earlier of (i) 5 business days after the receipt by EENT of proceeds from the second tranche of cash to be received from Longview Equity Fund after effectiveness of a registration statement to be filed in conjunction with EENT’s April 27, 2005 financing, and (ii) July 3, 2006.

The value of the customer list and trade name have been estimated based on relevant information available to management and is subject to change based on the Company obtaining an outside appraisal and valuation. Management estimates the useful life of these assets to be four years.

Total Consideration:

Cash	$587,500
Restricted Common Stock (2,702,703 shares)	200,000
Assumption of Warranty Claims	25,000
Purchase Money Note	137,500

Total Consideration	$950,000

The purchase price was allocated as follows:

Anchor Assets:

Inventory, net	$315,000
Property and Equipment	123,737
Customer List	255,632
Trade name	25,563
Goodwill	230,068

Total Consideration	$950,000

ENERGY & ENGINE TECHNOLOGY CORPORATION AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 2 - PRO FORMA ADJUSTMENTS

The pro forma adjustments give effect to the acquisition of Anchor assets by EENT.

(a)	Recording of portion of convertible note payable entered into on April 27, 2005 utilized for the cash payment in connection with the asset acquisition

(b)	Recording of estimated amortization of deferred debt discount in connection with a portion of convertible note payable utilized for the cash payment in connection with the asset acquisition

(c)	Recording purchase of goodwill and intangible assets

(d)	Elimination of Anchor division deficit

(e)	Elimination of interest expense associated with note payable not assumed

(f)	Elimination of assets not purchased and liabilities not assumed

(g)	Elimination of Anchor sales to EENT

(h)	Recording of the issuance of common stock in connection with asset acquisition

(i)	Recording of liabilities assumed and purchase money note payable

(j)	Elimination of deposit paid in connection with asset acquisition

(k)	To adjust acquired assets to fair market value

(l)	Recording depreciation expense for change in fair market value and estimated life of acquired property and equipment

(m)	Recording amortization expense of acquired intangible assets

(n)	Recording interest expense on notes payable associated with asset acquisition

ANCHOR MANUFACTURING (A DIVISION OF ANCHOR TAMPA, INC.)

FINANCIAL STATEMENTS

FOR THE YEARS ENDED MARCH 31, 2005 AND MARCH 31, 2004

ANCHOR MANUFACTURING (A DIVISION OF ANCHOR TAMPA, INC.)

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Energy & Engine Technology Corporation

We have audited the accompanying balance sheet of Anchor Manufacturing (a division of Anchor Tampa, Inc.) (the "Company") as of March 31, 2005 and the related statements of operations, changes in division deficit and cash flows for the years ended March 31, 2005 and March 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor are we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion or the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Anchor Manufacturing (a division of Anchor Tampa, Inc.) as of March 31, 2005 and the results of their operations and their cash flows for the years ended March 31, 2005 and March 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum & Kliegman LLP

June 17, 2005
New York, New York

ANCHOR MANUFACTURING (A DIVISION OF ANCHOR TAMPA, INC.)

BALANCE SHEET
March 31, 2005

ASSETS

CURRENT ASSETS
Accounts receivable	$95,216
Inventories	298,347
Prepaid expenses and other current assets	135

Total Current Assets	393,698

PROPERTY AND EQUIPMENT, NET	36,092

OTHER ASSETS
Goodwill	50,000

TOTAL ASSETS	$479,790

LIABILITIES AND DIVISION DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$66,477
Intercompany loan payable - Anchor Tampa, Inc.	855,639
Note Payable, current portion	59,404

Total Current Liabilities	981,520

OTHER LIABILITIES
Note payable, less current portion	83,778

TOTAL LIABILITIES	1,065,298

DIVISION DEFICIT	(585,508)

TOTAL LIABILITIES AND DIVISION DEFICIT	$479,790

The accompanying notes are an integral part of these financial statements.

ANCHOR MANUFACTURING (A DIVISION OF ANCHOR TAMPA, INC.)

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED MARCH 31, 2005 AND 2004

	2005	2004

Sales	$877,280	$971,993

Sales to EENT	51,541	--

NET SALES	928,821	971,993

COST OF SALES	756,856	843,926

GROSS PROFIT	171,965	128,067

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	353,577	365,776

OPERATING LOSS	(181,612)	(237,709)

INTEREST EXPENSE	(9,127)	(10,966)

NET LOSS	$(190,739)	$(248,675)

The accompanying notes are an integral part of these financial statements.

ANCHOR MANUFACTURING (A DIVISION OF ANCHOR TAMPA, INC.)

STATEMENTS OF CHANGES IN DIVISION DEFICIT
FOR THE YEARS ENDED MARCH 31, 2005 AND MARCH 31, 2004

Balance, April 1, 2003	$(146,094)

Net loss	(248,675)

Balance, March 31, 2004	(394,769)

Net loss	(190,739)

Balance, March 31, 2005	$(585,508)

The accompanying notes are an integral part of these financial statements.

ANCHOR MANUFACTURING (A DIVISION OF ANCHOR TAMPA, INC.)

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED MARCH 31, 2005 AND 2004

	2005	2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(190,739)	$(248,675)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,415	7,013
Changes in operating assets and liabilities:
Accounts receivable	(4,873)	(18,813)
Inventory	26,399	(9,430)
Prepaid expenses and other current assets	406	9,844
Accounts payable and accrued expenses	19,037	(6,840)
TOTAL ADJUSTMENTS	48,384	(18,226)

NET CASH USED IN OPERATING ACTIVITIES	(142,355)	(266,901)

CASH FLOWS FROM IN INVESTING ACTIVITIES
Purchases of property and equipment	(6,094)	(36,284)

CASH FLOWS FROM FINANCING ACTIVITIES
Advances from Anchor Tampa Inc., net	201,021	353,170
Repayment of notes payable	(52,572)	(49,985)

NET CASH PROVIDED BY FINANCING ACTIVITIES	148,449	303,185

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	--	--

CASH AND CASH EQUIVALENTS-Beginning	--	--

CASH AND CASH EQUIVALENTS-Ending	$--	$--

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for:
Interest	$9,127	$10,966

The accompanying notes are an integral part of these financial statements.

ANCHOR MANUFACTURING (A DIVISION OF ANCHOR TAMPA, INC.)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS AND MANAGEMENT LIQUIDITY PLANS

Nature of Business:

Anchor Manufacturing (a division of Anchor Tampa, Inc.) (the "Company" or “Anchor”) is in the marine air conditioning business in Tampa, Florida.

Management Liquidity Plans:

As shown in the accompanying financial statements, the Company had net loss of $190,739 during the year ended March 31, 2005, resulting in an accumulated deficit of $585,508. The Company also had a working capital deficit of $528,418 and cash on hand of $0. Management's plans include selling certain assets of the Company (See Note 11).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures and contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Inventories:

Inventories is valued at the lower of cost or market, with cost generally stated on a first-in, first-out basis. Inventories consists of raw materials and finished goods. Reserves for obsolescence or slow moving inventories are recorded when such conditions are identified.

Property and Equipment:

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally three to five years.

ANCHOR MANUFACTURING (A DIVISION OF ANCHOR TAMPA, INC.)

NOTES TO FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Income Taxes:

The income and expenses for the Company are included in the tax returns of Anchor Tampa, Inc. The provision for income taxes is computed as if the Company was filing an income tax return on a stand-alone basis.

Accounts Receivable:

The Company records an allowance for doubtful accounts based on specific identification of those accounts that they consider to be uncollectible and based on a percentage of historical uncollectible amounts. All accounts receivable as of March 31, 2005 are considered to be fully collectible.

Revenue Recognition:

The Company recognizes revenue at the time the product is delivered to its customers.

Goodwill:

In August 2002, the Company acquired from an existing company certain assets necessary to expand its manufacturing operations (See Note 8). Goodwill of $50,000 was recorded in connection with this purchase. In accordance with FASB Statement 142, goodwill is reviewed for possible impairment at least annually or more frequently upon the occurrence of an event or circumstances indicating the carrying amount is more than fair value.

Shipping and Handling:

Shipping and handling costs are expensed as incurred. Shipping and handling costs for the years ended March 31, 2005 and 2004 were $15,319 and $44,063, respectively and are included in selling, general and administrative expenses.

Research and development:

Research and development costs are expensed as incurred. Research and development costs for the years ended March 31, 2005 and 2004 were $6,291 and $1,738, respectively, and are included in selling, general and administrative expenses.

Advertising

Advertising costs are expensed as incurred. For the years ended March 31, 2005 and 2004, advertising costs were $13,805 and $40,716, respectively, and are included in selling, general and administrative expenses.

ANCHOR MANUFACTURING (A DIVISION OF ANCHOR TAMPA, INC.)

NOTES TO FINANCIAL STATEMENTS

NOTE 3 - INTER-COMPANY LOAN PAYABLE

To satisfy the Company’s cash flow needs, Anchor Tampa, Inc. pays expenses and collects receipts on behalf of the Company. There is no due date and no interest is being charged on the amount due to Anchor Tampa, Inc. As of March 31, 2005, the Company has an outstanding loan balance due of $855,639.

NOTE 4 - INVENTORIES

Inventories at March 31, 2005 consist of the following:

Raw Materials	$272,377
Finished Goods	25,970
Total Inventories	$298,347

NOTE 5 - INCOME TAXES

The Company recognized deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases. In addition, the Company also recognizes deferred tax assets for future tax benefits, such as net operating loss (“NOL”) carryforwards, to the extent that realization of such benefits is more likely than not.

The components of the net deferred tax assets as of March 31, 2005 is as follows:

NOL carryforwards	$194,000
Valuation allowance	194,000
Net Deferred Tax Asset	$--

The valuation allowance increased $68,000 for the year ended March 31, 2005.

At March 31, 2005, the Company had generated NOL carryforwards for income tax purposes of approximately $572,000. These NOL’s will not be utilized by the Company but may be utilized by Anchor Tampa, Inc. of which the Company’s operations are included for income tax purposes.

ANCHOR MANUFACTURING (A DIVISION OF ANCHOR TAMPA, INC.)

NOTES TO FINANCIAL STATEMENTS

NOTE 6 - PROPERTY AND EQUIPMENT, NET

Property and Equipment	$51,378
Less: accumulated depreciation	15,286

$36,092

Depreciation expense totaled $7,415 and $7,013 for the years ended March 31, 2005 and March 31, 2004, respectively.

NOTE 7 - NOTE PAYABLE

Note payable of $143,182 consists of one purchase money note, incurred in connection with the acquisition of certain assets of Aqua Cal, Inc. (See Note 8). The terms of the note are as follows:

Issuance Date:	September 20, 2002
Original Principal Balance:	$270,000
Maturity Date:	September 17, 2007
Interest Rate:	6.25% per annum
Monthly Payment:	$5,174
Amount Outstanding as of March 31, 2005:	$143,182

The note was paid off on May 4, 2005.

NOTE 8 - ACQUISITION

On September 20, 2002, Anchor Tampa, Inc. purchased certain assets of Aqua Cal, Inc., a Florida-based company which is in the marine air conditioning business. The assets were acquired for total consideration of $270,000. The $270,000 purchase price was paid by issuance of a purchase money note.

The purchase price was allocated as follows:

Inventories	$211,000
Machinery	9,000
Goodwill	50,000
Total	$270,000

NOTE 9 - LEASE COMMITMENTS

Anchor Tampa, Inc. leases its Tampa, FL office, manufacturing and warehouse facilities and equipment from a related party with the lease payment of $3,250 per month expiring on February 28, 2007. A portion of the leased property is occupied by the Company and rent is allocated pro rata based upon occupied square footage on a month to month basis. During the years ended March 31, 2005 and 2004 respectively, allocated rent expense was $34,325 and $26,856.

ANCHOR MANUFACTURING (A DIVISION OF ANCHOR TAMPA, INC.)

NOTES TO FINANCIAL STATEMENTS

NOTE 10 - ECONOMIC DEPENDENCY

Major Customers

During the fiscal years ended March 31, 2005 and 2004, Anchor had one customer which constituted 10% or more of its gross revenue accounting for approximately $245,000 and $227,000 respectively. As of March 31, 2005, outstanding receivables relating to this customer was approximately $38,000.

Major Suppliers

During the years ended March 31, 2005 and 2004, Anchor purchased $59,094 (12%) and $131,997 (26%), respectively of its purchases from one supplier.

NOTE 11 - SUBSEQUENT EVENTS

On February 8, 2005, Energy & Engine Technology Corporation (“EENT”) and subsidiaries entered into a binding letter of intent with Anchor Tampa, Inc. to purchase assets of its Anchor Manufacturing business for $950,000. The letter of intent required a $37,500 non-refundable deposit paid by EENT as of March 31, 2005, with closing to occur on or before April 30, 2005. The closing occurred on May 3, 2005, effective as of May 1, 2005. The $912,500 balance of the purchase price was paid as follows: $200,000 in Common Stock (2,702,703 shares), $550,000 in cash, $25,000 in price reduction for assumption of warranty claims and $137,500 in a purchase money note due on the earlier of (i) 5 business days after the receipt by EENT of proceeds from the second tranche of cash to be received from Longview Equity Fund after effectiveness of a registration statement to be filed in conjunction with EENT’s April 27, 2005 financing, and (ii) July 3, 2006.

Total Consideration:

Cash	$587,500
Restricted Common Stock (2,702,703 shares)	200,000
Assumption of Warranty Claims	25,000
Purchase Money Note	137,500

Total Consideration	$950,000

ANCHOR MANUFACTURING (A DIVISION OF ANCHOR TAMPA, INC.)

NOTES TO FINANCIAL STATEMENTS

NOTE 11 - SUBSEQUENT EVENTS, continued

The purchase price was allocated as follows:

Anchor Assets:
Inventories	$315,000
Property and Equipment	123,737
Customer List	255,632
Trade Name	25,563
Goodwill	230,068

Total Consideration	$950,000